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COAST-Registered Trademark-

                                     SCHEDULE TO

                             LOAN AND SECURITY AGREEMENT


BORROWERS:          UNIVERSAL INTERNATIONAL, INC.
                    ONLY DEALS, INC.
                    UNIVERSAL ASSET-BASED SERVICES, INC.

ADDRESS:            5000 WINNETKA AVENUE NORTH
                    NEW HOPE, MINNESOTA  55428

DATE:               JUNE 6, 1997


This Schedule forms an integral part of the Loan and Security Agreement between COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association, and the above Borrowers of even date.

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1.   CREDIT LIMIT (Section 1.1):   Loans in a total amount at any time
outstanding not to exceed FOURTEEN MILLION DOLLARS ($14,000,000) (the "Maximum Dollar Amount"), consisting of Revolving Loans and the Fixed Asset Term Loan.

          A. REVOLVING LOANS. A revolving line of credit ("Revolving Loans") in a total amount at any time outstanding not to exceed the lesser of
          (i) the Maximum Dollar Amount less the aggregate outstanding principal amount of the Fixed Asset Term Loan, or (ii) the sum of (a) through
          (d) below, to be advanced to Universal as provided in subsections (1),
          (2), (3) and (4) below:

          (a) Loans (the "Receivable Loans") in an amount not to exceed eighty percent (80%) of the aggregate amount of Borrowers' and ONE's Eligible Receivables (as defined in Section 8 of this Agreement); PLUS

          (b) Loans (the "Inventory Loans") in an amount not to exceed sixty percent (60%) of the aggregate Value of the Eligible Inventory of the Borrowers and ONE provided that the Borrowers and ONE, on a consolidated basis but with the exclusion of UAS going-out-of-business merchandise sales, shall have maintained gross margins in excess of thirty percent (30%) to be determined quarterly on the


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               basis of the average gross margins maintained for the
               preceding trailing twelve month period; and in the event that the Borrowers and ONE do not maintain the thirty percent (30%) gross margins as provided above, the advance rate against Eligible Inventory shall be set by Coast as it determines in its reasonable credit judgment; MINUS

          (c) an amount equal to the product of the then undrawn amounts of the outstanding Letters of Credit issued to Universal multiplied by the applicable percentages as provided in Section 1.4 of this Agreement; MINUS

          (d) any Availability Reserves; all of the foregoing subject to the following:

               (1) REVOLVING LOANS BASED UPON UNIVERSAL'S BORROWING AVAILABILITY. Subject to the terms and conditions set forth in Section 5.5(g) of this Agreement, and within the overall limits for Revolving Loans set forth above, Revolving Loans may be advanced by Coast to Universal to be utilized by Universal either for its own corporate purposes, or to be lent by Universal to any of ODI, UAS or ONE, as Universal shall determine from time to time, and on terms and conditions acceptable to Coast, to fund Universal's intercompany loans to ODI, UAS or ONE in excess of the intercompany loans advanced against the individual borrowing availabilities of ODI, UAS or ONE, as the case may be, permitted by Section 5.5(g) and subsections (2), (3) and (4) below. In no event shall the total of Revolving Loans to Universal at any time exceed eighty percent (80%) of the amount of Universal's Eligible Receivables; PLUS sixty percent (60%) of the Value of Universal's Eligible Inventory provided that the Borrowers and ONE have maintained gross margins in excess of thirty percent (30%) determined and adjusted as described above.

               (2) REVOLVING LOANS BASED UPON ODI'S BORROWING AVAILABILITY. Subject to the terms and conditions set forth in Section 5.5(g) of this Agreement, and within the overall limits for Revolving Loans set forth above, Revolving Loans based upon ODI's individual borrowing availability may be advanced by Coast to Universal to be utilized by Universal solely to fund intercompany revolving loans by Universal to ODI subject to the terms and conditions of the ODI Loan Documents. In no event shall the total of such Revolving Loans to Universal based on ODI's borrowing availability and to be further advanced by Universal to ODI at any time exceed eighty percent (80%) of the amount of ODI's Eligible Receivables; PLUS sixty percent (60%) of the Value of ODI's Eligible Inventory provided that the Borrowers and ONE have maintained gross margins in excess of thirty percent (30%) determined and adjusted as described above, PLUS ODI's allocated share of the Fixed Asset Term Loan under Section 1.B below. Coast consents to such intercompany loans by Universal to ODI, provided that ODI executes and delivers the ODI Loan


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                    Documents to Universal and Universal assigns all its
                    rights, titles and interests in and to the ODI Loan Documents to Coast pursuant to a Collateral Assignment, in form and substance satisfactory to Coast.

               (3) REVOLVING LOANS BASED UPON UAS'S BORROWING AVAILABILITY. Subject to the terms and conditions set forth in Section 5.5(g) of this Agreement, and within the overall limits for Revolving Loans set forth above, Revolving Loans based upon UAS's individual borrowing availability may be advanced by Coast to Universal to be utilized by Universal solely to fund intercompany revolving loans to UAS subject to the terms and conditions of the UAS Loan Documents. In no event shall the total of such Revolving Loans to Universal based on UAS's borrowing availability and to be further advanced by Universal to UAS at any time exceed eighty percent (80%) of the amount of UAS's Eligible Receivables; PLUS sixty percent (60%) of the Value of UAS's Eligible Inventory provided that the Borrowers and ONE have maintained gross margins in excess of thirty percent (30%) determined and adjusted as described above, PLUS UAS's allocated share of the Fixed Asset Term Loan under Section 1.B below. Coast consents to such intercompany loans by Universal to UAS, provided that UAS executes and delivers the UAS Loan Documents to Universal and Universal assigns all its rights, titles and interests in and to the UAS Loan Documents to Coast pursuant to a Collateral Assignment, in form and substance satisfactory to Coast.

               (4) REVOLVING LOANS BASED UPON ONE'S IMPUTED BORROWING AVAILABILITY. Subject to the terms and conditions set forth in Section 5.5(g) of this Agreement, and within the overall limits for Revolving Loans set forth above, Revolving Loans based upon ONE's imputed borrowing availability if a Borrower hereunder may be advanced by Coast to Universal to be utilized by Universal solely to fund intercompany revolving loans to ONE subject to the terms and conditions of the ONE Loan Documents. In no event shall the total of such Revolving Loans to Universal based on ONE's imputed borrowing availability and to further advanced by Universal to ONE at any time exceed eighty percent (80%) of the amount of ONE's Eligible Receivables; PLUS sixty percent (60%) of the Value of ONE's Eligible Inventory provided that the Borrowers and ONE have maintained gross margins in excess of thirty percent (30%) determined and adjusted as described above, PLUS ONE's imputed allocated share of the Fixed Asset Term Loan under Section 1.B below. Coast consents to such intercompany loans by Universal to ONE, provided that ONE executes and delivers the ONE Loan Documents to Universal and Universal assigns all its rights, titles and interests in and to the ONE Loan Documents to Coast pursuant to a Collateral Assignment, in form and substance satisfactory to Coast.


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          B.        FIXED ASSET TERM LOAN.  A term loan
                    ("Fixed Asset Term Loan"), in an aggregate principal amount of Two Million Dollars ($2,000,000). The loan proceeds under the Fixed Asset Term Loan shall be initially advanced by Coast to Universal, and then either retained by Universal for its own corporate purposes or lent by Universal as additional intercompany revolving loans to ODI, UAS or ONE, respectively, pursuant to the ODI Loan Documents, the UAS Documents or the ONE Loan Documents, as the case may be, in the same percentage thereof as the percentage of the individual assets of Universal, ODI, UAS or ONE, as the case may be, primarily securing the Fixed Asset Term Loan, as determined by Coast, bears to the total of the assets primarily securing the Fixed Asset Term Loan. The Fixed Asset Term Loan shall be evidenced by and repayable in accordance with the terms and conditions of a Promissory Term Note by Borrowers to the order of Coast, in form and substance satisfactory to Coast.

          C. LETTER OF CREDIT SUB-LIMIT. (Section 1.4): FOUR MILLION DOLLARS ($4,000,000).

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2.   INTEREST.

     INTEREST RATE A rate equal to the "Prime Rate" plus TWO PERCENT (2%) per (Section 1.2): annum, calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate applicable to all Loans shall be adjusted monthly as of the first day of each month, and the interest to be charged for each month shall be based on the highest "Prime Rate" in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than nine percent (9%) per annum. "Prime Rate" means the actual "Reference Rate" or the substitute therefor of the Bank of America
                    NT & SA whether or not that rate is the lowest interest rate charged by said bank. If the Prime Rate, as defined, is unavailable, "Prime Rate" shall mean the highest of the prime rates published in the Wall Street Journal on the first business day of the month, as the base rate on corporate loans at large U.S. money center commercial banks.

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3.   FEES (Section 1.3):

     ORIGINATION FEE:    One percent (1%) of the Maximum Dollar Amount, payable
                         upon the execution of this Agreement.

     FACILITY FEE:       Twelve Thousand Five Hundred Dollars ($12,500), per
                         calendar quarter, payable in advance (pro rated for any partial calendar quarter at the beginning of the term of this Agreement).

     UNUSED LINE FEE:    One-half percent (0.5%) per annum calculated upon the
                         amount by which (i) the Maximum Dollar Amount LESS the aggregate outstanding principal amount of the Fixed
                         Asset Term Loan and LESS the then amounts of the


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                         outstanding Letters of Credit, exceeds (ii) the average
                         daily principal balance of the outstanding Revolving Loans during the immediately preceding month while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first Business Day of each calendar month in arrears.

     LETTER OF CREDIT    0.175% per month of the face amount of each documentary
     FEES:               Letter of Credit outstanding and 0.25% per month of the
                         face amount of each standby Letter of Credit outstanding. Such letter of credit fees shall be deemed to be fully earned upon the issuance of each Letter of Credit and shall be due and payable on the first Business Day of each calendar month following a month during which any Letter of Credit is outstanding.


4.   MATURITY DATE
     (Section 6.1):      June 30, 1999, subject to automatic renewal as provided
                         in Section 6.1 of this Agreement, and early termination as provided in Section 6.2 of this Agreement.

     RENEWAL FEE         One-half percent (0.5%) of the Maximum Dollar Amount,
     (Section 6.1):      payable upon the second anniversary of this Agreement.

     EARLY TERMINATION   Two percent (2%) of the outstanding balance of the
     FEE                 Obligations, if such early termination occurs during
                         the first twelve (12) months of the initial
                         (Section 6.2): of this Agreement; or one percent
                         (1%) of the outstanding balance of the Obligations, if such early termination occurs during months thirteen (13) through twenty-three (23) of the initial term of this Agreement; and no Early
                         Termination Fee shall be payable if such early termination occurs during the twenty-fourth month of the initial two (2) year term of this Agreement.

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5.   REPORTING.
     (Section 5.3): Borrowers and ONE shall provide Coast with the following:

               1. Weekly, or more frequently as Coast may request: (a) report of sales of Inventory, indicating gross sales, returns, allowances and net sales; (b) reports of aggregate Inventory purchases (including all costs related thereto, such as freight, duty and taxes) and identifying items of Inventory in transit to Borrowers or ONE related to applicable documentary Letters of Credit and/or bill of lading number;
                    (c) reports of amounts of consigned Inventory held by Borrowers or ONE by category and by consignor; and (d) reports of the Value of Inventory (net of markdowns).

               2. Monthly Receivable agings, aged by invoice date, within fifteen (15) days after the end of each calendar month, including outstanding amounts by category, payments, accruals and returns and other credits.

               3. Monthly accounts payable agings, aged by invoice due date, and outstanding or held check registers within fifteen (15) days after the end of each calendar month.

               4. Upon Coast's request: (i) copies of customer statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements; (ii) copies of shipping and delivery documents; (iii) copies of purchase orders, invoices and delivery documents for Inventory and Equipment acquired by a Borrower or ONE, as the case may be; and (iv) reports by retail store location of sales and operating profits for each such retail store location.

               5. Monthly perpetual Inventory reports, which shall be prepared by product category for Inventory located at one of Borrowers' or ONE's warehouse facilities, setting forth aggregate Value and Retail Sales Price of such Inventory and monthly reports of sales, which shall be prepared by product category for Inventory located at one of Borrowers' or ONE's warehouse facilities, or such other inventory reports as are reasonably requested by Coast, all within fifteen (15) days after the end of each calendar month.

               6. Monthly internally prepared financial statements, as soon as available, and in any event within thirty (30) days after the end of each calendar month.

               7. Quarterly internally prepared financial statements, as soon as available, and in any event within forty-five (45) days after the end of each fiscal quarter of Borrowers.


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               8.   Quarterly prepared financial statements filed on Form 10Q
                    with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, within ten (10) days after the applicable filing due date.

               9. Quarterly, customer lists, including customer name, address, and phone number.

               10. Annual consolidated and consolidating audited financial statements, as soon as available, and in any event within ninety (90) days following the end of Borrowers' fiscal year, certified by independent certified public accountants acceptable to Coast.

               11. Annual financial statements filed on Form 10K with the Securities Exchange Commission pursuant to the Securities Exchange Act of 1934, as soon as available, and in any event within ninety (90) days following the end of Borrowers' fiscal year.

               12. As soon as available, and in any event within five (5) days after receipt by a Borrower or ONE, the monthly statements received by a Borrower or ONE from any Credit Card Issuers of Credit Card Processors, together with such additional information with respect thereto as shall be sufficient to enable Coast to monitor the transactions pursuant to the Credit Card Agreements.

               13. Monthly reports on sales and use tax collections and deposits, including monthly sales and use tax accruals, all within fifteen (15) days after the end of each calendar month; and monthly reports on sales and use tax payments within forty (40) days after the end of each calendar month.

               14 Annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of the Borrowers and ONE within thirty
                    (30) days prior to the end of each fiscal year of the Borrowers and ONE.

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6.  BORROWERS INFORMATION:

     PRIOR NAMES OF                     None
     BORROWERS AND ONE
     (Section 3.2):

     PRIOR TRADE NAMES                  None
     OF BORROWERS AND ONE
     (Section 3.2):


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     EXISTING TRADE NAMES               Only Deals
     OF BORROWERS AND ONE               Only Deals $1 to $10
     (Section 3.2):

     MATERIAL ADVERSE                   None
     LITIGATION
     (Section 3.10):

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7.   OTHER PROVISIONS

     CONDITIONS PRECEDENT
     (Section 5.1):

               1. Borrowers and ONE shall have Excess Availability as of the date hereof, shall not be less than Three Hundred Thousand Dollars ($300,000) after giving effect to the initial Loans made or to be made and the face amount of the Letters of Credit issued or to be issued in connection with the initial transactions hereunder.

               2. Borrowers and ONE shall have no accounts payable outstanding on which payment has been due for ninety (90) days or more from the invoice due date.

               3. Coast shall have received landlord and mortgagee waivers from the lessors and mortgagees of all locations where any Collateral is located, and to the extent Coast has not received such waivers for any of Borrowers' or ONE's retail store locations, an Availability Reserve will be established as set forth in Section 8 of this Agreement.

               4. Borrowers or ONE shall have established the Lockbox Accounts, Blocked Accounts and Concentration Accounts as required by Section 4.4 of the Agreement and Coast shall have received, in form and substance satisfactory to Coast, all agreements with such depository banks as Coast may require pursuant to Section 4.4 of this Agreement, duly authorized, executed and delivered by such depository banks, and by the Borrowers or ONE, as the case may be.

               5. Coast shall have received Credit Card Acknowledgements in each case, duly authorized, executed and delivered by the Credit Card Issuers and Credit Card Processors.

               6. Coast shall have received, in form and substance satisfactory to Coast, Operating Account Security Interest Notification Letters executed by the banks at which the Borrowers or ONE maintain operating accounts


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                    whereby such banks acknowledge the security interest
                    of Coast in such funds and operating accounts and agree to take instructions from Coast with respect to such operating accounts.

               7. Coast shall have received, in form and substance satisfactory to Coast, an agreement by the Armored Car Company acknowledging the security interests of Coast in the Collateral, waiving any security interest, lien or other claim to cash and other items delivered by Borrower to the Armored Car Company, agreeing to send all such cash and other items received by it only to the Concentration Accounts and to otherwise follow the instructions of Coast with respect thereto upon Coast's request, in each case duly authorized, executed and delivered by the Armored Car Company.

               8. Coast shall have received true and correct copies of the ODI Loan Documents, the UAS Loan Documents and the ONE Loan Documents and the respective Collateral Assignments, in form and substance satisfactory to Coast, of the ODI Loan Documents, the UAS Loan Documents and the ONE Loan Documents by Universal to Coast and consented to and acknowledged by ODI, UAS or ONE, respectively.

               9. Coast shall have received the Limited Liability Continuing Guaranty of ONE, in form and substance satisfactory to Coast, whereby ONE guarantees advances to it by Universal under the Universal Loan Documents initially advanced by Coast to ONE based upon the imputed borrowing availability of ONE, such guaranty and the obligations of ONE thereunder secured by substantially all of the assets of ONE.

     ADDITIONAL COVENANTS
     (Section 5.1):

              1. Upon Coast's request (no more than once in any twelve (12) month period, but at any time or times as Coast may request on or after an Event of Default), Borrowers or ONE shall, at their expense, conduct through either RGIS Inventory Specialists, Inc. or Washington Inventory Services, Inc. a physical count of the Inventory in form, scope and methodology acceptable to Coast the results of which shall be reported directly by such inventory counting service to Coast, and Borrowers or ONE shall promptly deliver confirmation in a form satisfactory to Coast that appropriate adjustments have been made to the inventory records of Borrowers or ONE to reconcile the inventory count to Borrowers' or ONE's inventory records.

              2. Borrowers or ONE shall retain a retail inventory monitoring firm acceptable to Coast to monitor the Inventory on a monthly basis. The


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                   expenses in connection with such monthly monitoring of
                   Inventory shall be shared equally by Borrowers and Coast.

              3. Borrowers or ONE shall at the end of each business day retain cash in the registers at each of its retail store locations of no more than One Thousand Five Hundred Dollars ($1,500).

              4. Borrowers or ONE shall not permit any modifications or amendments to the ODI Loan Documents, the UAS Loan Documents or the ONE Loan Documents without the prior written consent of Coast.

              5. Universal shall, at its own expense, take any and all actions to perfect, maintain, protect and enforce its first priority security interest and other rights in all of the assets of ODI, UAS and ONE pledged to Universal pursuant to the respective ODI Loan Documents, the UAS Loan Documents or the ONE Loan Documents and Universal's failure to do so shall constitute an Event of Default hereunder.

              6. Borrowers and ONE shall on the date hereof and at all times during the term of this Agreement maintain a Consolidated Tangible Net Worth equal to at least Ten Million Dollars ($10,000,000).

              7. Borrowers shall on the date hereof and at all times during the term of this Agreement maintain a Consolidated Tangible Net Worth equal to at least One Million Dollars ($1,000,000), but excluding from tangible assets any indebtedness owing from ONE to any Borrower or any equity value attributable to the ownership by any Borrower of any equity interest in ONE.


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BORROWER:

UNIVERSAL INTERNATIONAL, INC.
a Minnesota corporation

By:  /s/  Mark Ravich
    ------------------------------------
    President or Vice President CEO

By:  /s/  Mark Ravich
    ------------------------------------
     Secretary or Assistant Secretary


ONLY DEALS, INC.,
a Minnesota corporation

By:  /s/  Mark Ravich
    ------------------------------------
    President or Vice President Chairman

By:  /s/  Mark Ravich
    ------------------------------------
     Secretary or Assistant Secretary


UNIVERSAL ASSET-BASED SERVICES, INC.
a Minnesota corporation

By:  /s/  Mark Ravich
    ------------------------------------
    President or Vice President Chairman

By:  /s/  Mark Ravich
    ------------------------------------
     Secretary or Assistant Secretary


COAST:

COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association, a California corporation


By:  /s/  Phillip Goessler
    ---------------------------------
Title              V.P.
      -------------------------------





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